PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

     BLACKROCK MUNICIPAL BOND TRUST “BBK”
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST “BZA”
BLACKROCK FLORIDA MUNICIPAL BOND TRUST “BIE”
BLACKROCK MARYLAND MUNICIPAL BOND TRUST “BZM”
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST “BLJ”
BLACKROCK NEW YORK MUNICIPAL BOND TRUST “BQH” or
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST “BHV”

Dear Shareholder:

Recently we sent you proxy material regarding the joint Special Meeting of Shareholders for the BlackRock Closed-End Funds listed above to take place on November 15, 2006. Our records indicate that we have not received your vote for the matters set forth on the enclosed proxy card(s). We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the additional time and cost resulting from an adjournment(s) of the Meeting.

EVERY VOTE COUNTS!

A shareholder may think his or her vote is not important to the outcome; however, there are thousands of other investors just like you whose vote is vital to the outcome of the Meeting. WE URGE YOU TO VOTE YOUR PROXY NOW.	1.	Vote by Phone. You may simply call the toll-free number found on the enclosed proxy card(s).
.
Another copy of your proxy card(s) has been enclosed with this letter for your convenience. Should you have any questions regarding this information, or to vote your shares by phone, please call the toll-free number 1-800-314-9816.	2.	Vote Through the Internet. Log onto www.proxyvote.com and follow the instructions on the website.

After careful review and consideration by the Board of Trustees of each Trust, they have approved all proposals and believe they are in the best interests of each Trust’s shareholders. Accordingly, they recommend you vote in “favor” of all proposals.	3.	Vote by Mail. You may cast your vote by signing and dating the enclosed proxy card(s) and returning it in the postage-paid envelope provided.

For your convenience, please utilize one of the following easy methods listed to the right to register your vote:

DON’T HESITATE, PLEASE VOTE TODAY. As the date of the Meeting moves closer and we still have not received your proxy, you may receive a call from The Altman Group, the Trusts’ proxy solicitor, reminding you to exercise your voting rights. Thank you for your assistance with this important matter.

Sincerely,

Vincent B. Tritto
Secretary of each Trust	NOBO

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

     BLACKROCK MUNICIPAL BOND TRUST “BBK”
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST “BZA”
BLACKROCK FLORIDA MUNICIPAL BOND TRUST “BIE”
BLACKROCK MARYLAND MUNICIPAL BOND TRUST “BZM”
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST “BLJ”
BLACKROCK NEW YORK MUNICIPAL BOND TRUST “BQH” or
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST “BHV”

Dear Shareholder:

Recently we sent you proxy material regarding the joint Special Meeting of Shareholders for the BlackRock Closed-End Funds listed above to take place on November 15, 2006. Our records indicate that we have not received your vote for the matters set forth on the enclosed proxy card(s). We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the additional time and cost resulting from an adjournment(s) of the Meeting.

EVERY VOTE COUNTS!

A shareholder may think his or her vote is not important to the outcome; however, there are thousands of other investors just like you whose vote is vital to the outcome of the Meeting. WE URGE YOU TO VOTE YOUR PROXY NOW.	1.	Vote by Phone. You may simply call the toll-free number found on the enclosed proxy card(s).
.
Another copy of your proxy card(s) has been enclosed with this letter for your convenience. Should you have any questions regarding this information, or to vote your shares by phone, please call the toll-free number 1-800-314-9816 Extension 2612.	2.	Vote Through the Internet. Log onto www.proxyvote.com and follow the instructions on the website.

After careful review and consideration by the Board of Trustees of each Trust, they have approved all proposals and believe they are in the best interests of each Trust’s shareholders. Accordingly, they recommend you vote in “favor” of all proposals.	3.	Vote by Mail. You may cast your vote by signing and dating the enclosed proxy card(s) and returning it in the postage-paid envelope provided.

For your convenience, please utilize one of the following easy methods listed to the right to register your vote:

DON’T HESITATE, PLEASE VOTE TODAY. Help us hold this joint Special Meeting of Shareholders on November 15th by taking a minute to vote your shares today. Thank you for your assistance with this important matter.

Sincerely,

Vincent B. Tritto
Secretary of each Trust	OBO